U.S. TRUST

REVIEW & OUTLOOK

EXCELSIOR VENTURE PARTNERS III, LLC

EXCELSIOR VENTURE INVESTORS III, LLC

FIRST QUARTER ENDED JANUARY 31, 2005

EXECUTIVE SUMMARY

As of the first fiscal quarter ended January 31, 2005, Excelsior Venture Partners III, LLC’s (“EVP III” or the “Fund”) net funds assets totaled $122.5MM, or $415.03 in net asset value per unit of membership interest, representing a 5.5% increase over net asset values of $393.21 at the end of the previous quarter. The improvement in net asset value reflects a $7.0MM increase in value related to several of the Fund’s direct investment portfolio companies. The gain was partially offset by an approximate $0.1MM decline in value related to the Fund’s limited partnership investments. The Fund’s portfolio construction was completed at the end of the second quarter of 2004, however, in 2005’s first quarter, the Fund invested over $5.9MM in add-on investments and met several capital calls associated with its third-party funds. Subsequent to the end of the first quarter (April 2005) the Fund expects to make a distribution to its investors in the amount of approximately $35.00 per membership unit.

FUND OVERVIEW: EVP III is a closed-end investment company which seeks to achieve long-term capital appreciation primarily by investing in domestic venture capital and private companies (also known as “direct investments”) and, to a lesser extent, domestic third-party private venture capital funds (“LP investments”). EVP III focuses on investment themes that U.S. Trust believes represent attractive long-term trends with an emphasis on the technological innovations that are driving economic change. The Fund has a specific focus on information technology, communications, life sciences and information services. EVP III commenced operations on May 11, 2001 with a total of $147.6MM in capital. The duration of the Fund is ten years from its May 2001 closing (subject to two 2-year extensions). See Figure at right for more information on Fund structure.

PORTFOLIO OVERVIEW AT JANUARY 31, 2005

As of January 31, 2005, the Portfolio consisted of 21 direct investments ($101.9MM, or 79.8% of portfolio invested capital), diversified across technology-related business sectors including biomedical, medical devices, optical, semiconductor and enterprise software. The Fund also had 9 LP investment commitments totaling $25.7MM (20.2% of invested capital). EVP III maintains approximately $31.9MM in capital reserves to support commitments to third-party venture capital funds and to provide funding for follow-on investments in existing portfolio companies where it has been determined that further investment will support portfolio objectives.

I, Doug Lindgren, on behalf of the U.S. Trust Alternative Investments Division, certify that: the views expressed in these materials accurately reflect our personal views about the subject securities and issuers and that no part of our compensation was, is or will be related to the specific recommendations or views contained in these materials.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. This summary is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any security, investment, or fund, nor does it contend to address the financial objectives, situation or specific needs of any individual reader. Likewise, the information presented does not constitute, and should not be construed as, investment advice or recommendations with respect to the securities mentioned. U.S. Trust Corporation is a wholly owned subsidiary of The Charles Schwab Corporation. Additional information is available upon request. Past performance is no guarantee of future results.

Fund Developments: First Quarter ended January 31, 2005

DIRECT INVESTMENTS (21 TOTAL)

DIRECT INVESTMENTS SUMMARY

During the quarter, the Fund experienced a $7.0 million increase in value related to its direct investment portfolio. One of EVP III’s direct holdings, Adeza Biomedical Corporation (“Adeza”), successfully completed its initial public offering. Also noteworthy during the quarter, the Fund successfully exited two of its portfolio companies—NetLogic and Senomyx. EVP III participated in follow-on investments for ten of its direct investment companies. See the following sections for more details on the Fund’s direct investment activities highlighted above.

IPOS OF FUND HOLDINGS

* On December 10, 2004, Adeza completed its initial public offering of common stock at $16.00 per share under the ticker symbol ADZA (NASDAQ). The stock closed the day at $19.70 per share. The stock’s price on January 31, 2005 was $15.89 per share; the stock has traded down modestly. EVP III made its initial investment in the company on September 19, 2001 in the Series 5 round of preferred stock financing. On October 31, 2004, Adeza was valued at a cost of $3 million. On January 31, 2005, the value had more than doubled to $6.6 million (a $3.6 million increase.) There will be a lockup on the distribution and trading of shares for 180 days after Adeza’s December 10, 2004 IPO. Based in Sunnyvale, California, the company develops, manufactures and markets innovative and proprietary products for the women’s health care market. Its primary focus is pregnancy-related and female reproductive disorders, including premature birth and infertility.

FOLLOW-ON INVESTMENTS

* During the quarter, EVP III participated in a number of follow-on investments relating to 10 of its 21 portfolio companies, totaling approximately $6.0MM (see page 6 for details):

•	The Fund made a follow-on investment of $1.3 MM in Pilot Software, Inc., a developer and marketer of enterprise business performance management and business intelligence analytics software;

•	EVP III invested $.3 MM in Genoptix, a developer of services that focus on optimal treatment decisions after a cancer diagnosis;

•	The Fund invested $1.1 MM in OpVista. The company develops, markets and manufactures Dense Wavelength Division Multiplexing (DWDM)-based optical networking equipment for deploying in long haul, regional metro networks carriers and cable companies;

•	A follow-on investment of $1.2 MM was made in Chips & Systems, Inc. The company is positioned to lead the first significant integrated circuit technology development to the market in 15 years;

•	The Fund invested $.5 MM in NanoOpto Corporation, a designer and manufacturer of integrated optical components using nanotechnology manufacturing technology platforms;

•	The Fund made a follow-on investment of $.1 MM in Virtual Silicon Technology, Inc., a supplier of semiconductor intellectual property and process technology to manufacturers and designers of systems-on-chip;

•	EVP III made a $.6 MM investment in Datanautics, a developer and marketer of web analytics and data management software that provides detailed information about visitors on corporate or commercial websites;

•	The Fund invested $.3 MM in Ethertronics, a developer and manufacturer of embedded antennas for personal mobile devices;

•	EVP III made a $.7 MM follow-on investment in Silverback Systems, a provider of silicon and software solutions that enable IP-based storage area networks and data center systems;

•	The Fund invested $.1 MM in LogicLibrary, a provider of software and services that help enterprises develop better software applications and integrate them faster.

EXITS

* The Fund successfully exited two of its portfolio holdings in the first quarter ended January 31, 2005. The Fund sold all of its shares (totaling 384,615 shares) in NetLogic Microsystems, Inc. (“NetLogic”) at an average price of $11.54 per share. The sale resulted in total proceeds to $4.4 million. Overall, the fund sold NetLogic at a net loss of $.6 million, however, the most recent quarter mitigated what could have been much heavier losses, as NetLogic increased in value by $2.7 million from its previous quarter. NetLogic’s first quarter 2005 gains stemmed from reported earnings statements that beat expectations, resulting in an increased valuation.

* The Fund also sold its entire position (or 428,772 shares) in Senomyx, Inc. (“Senomyx”) during 2005’s first quarter at an average price of $8.54 per share. This sale resulted in total proceeds of $3.7 million (or 2.4x the Fund’s original investment—EVP III initially invested $1,500,000 in Senomyx).

LP INVESTMENTS (9 TOTAL)

LP INVESTMENTS SUMMARY

During the quarter, EVP III funded further capital to several of its LP investments. Thus far, EVP III has contributed $8.2M, or 31.9%, of the total $25.7 million in capital committed to its private LP investments.

EVP III’s overall NAV in the early years has been negatively impacted by the “J-curve” effect in its LP investments, which is typical of private equity funds in their nascent years. While the selection of LP investments is expected to have a positive return effect on the overall performance of the Fund, at this point in the investment phase there has been an overall decrease in the valuation of the LP investments (as should be expected). Because venture capital investments often take several years to mature, the impact of potential realizations (i.e., through public stock offerings or M&A transactions) and subsequent distributions of cash or stock to investors may not favorably impact a fund’s returns for the first few years.

NEW LP INVESTMENT COMMITMENTS

*	No new commitments were made during the first quarter.

MANAGEMENT COMMENTARY*

Venture capitalists reversed a three-year downward trend in 2004 by investing nearly $21 billion into 2,876 deals. While much of the funding came from Europe and Asia, an increasing amount was invested by domestic public pension funds and endowments that had slowed (and in some cases, had stopped VC investing altogether) their venture capital investing after 2001. Although fundraising has been strong, Mark Heesen, president of the National Venture Capital Association, recently commented on the short-term fundraising outlook:

“We expect the quarterly increases in venture capital commitments to continue into the first half of 2005. Many established firms are still out there fundraising successfully. But as an asset class, we should be looking for an eventual leveling off this year so that we do not raise more money than the industry can support. Thankfully, most firms are continuing to raise smaller funds and are staying within their original targets, despite temptation to take more.”

According to Thomson Venture Economics and the National Venture Capital Association, follow-on funds were the primary source of fundraising in 2004, representing nearly 75% of all venture funds raised.

Sector Review

Notable increases were seen in venture capital investing in the technology industry in 2004—the first rise in years. The success and subsequent strong performance of the Google IPO, as well as an increasing stock market were cited as the primary reasons for the industry’s return to a more normal climate.

Investments in the life sciences sector (which include biotechnology and medical devices combined) once again dominated in 2004, totaling $5.6 billion. The software industry hit a three-year high during 2004, attracting $5.1 billion. Telecommunications investing fell in 2004 to its lowest level in eight years—$1.9 billion. Similarly, the networking industry hit a seven year low, with investments totaling $1.6 billion. Semiconductor investing continued its recovery, rising to a three-year high of $1.6 billion. Most other major industry categories were comparable to prior year’s levels.

Later stage funding rose nearly 50% over 2003, representing 34% of all venture capital. Equally encouraging, early stage investing increased in 2004, representing 19% of all dollars invested.

The exit environment for venture-backed companies improved in 2004 (although the market continues to remain cautious). The healthcare and IT sectors turned in the best performance during the quarter. A total of 93 venture-backed companies held their initial public offerings in 2004 for a total capital raise of over $11 billion (which was three times 2003’s total).

The M&A front was consistent year-over year, as 376 transactions in 2004 was a modest increase over 2003’s total of 355 transactions. Two important factors relating to the resurgence of exit markets—in particular the IPO market—were the strong post-IPO performance of Google (which was up 127% through December 31, 2004) and the availability of internet- and IT-related companies from the “bubble era” that have survived the downturn and emerged into a somewhat less competitive landscape.

Outlook

According to Mark Haasen, president of the National Venture Capital Association:

“It is a good time to be a venture capitalist. As we enter 2005, there will be many opportunities across industry sectors, funding stages and geographies. The strengthening IPO and acquisitions markets clearly helped fuel late stage financings in 2004. Now, as venture capitalists are beginning to invest their new funds, we may well see a shift in focus back to early stage companies in the coming year.”

We expect to see more buyout funds taking several companies public in 2005, reflecting increased activity in the buyout market. We anticipate further strong performance from many of EVP III’s direct and third-party investments. As winning companies emerge from these investments, we will look for exit opportunities. We will closely monitor the portfolio for underperforming companies to mitigate losses to the best extent possible.

Thank you for your investment in the Fund.

CONTACT INFORMATION

*	Portfolio: Doug Lindgren - 203.352.4460

*	Financial: Cynthia Englert - 203.352.4478

Excelsior Venture Partners III, LLC

Schedule of Investments and Net Asset Value

	Fair Market Value 10/31/2004	Capital Invested/ (Realized Proceeds)	Value Change	Fair Market Value 1/31/2005
Direct Investments

Enterprise Software
Datanautics, Inc.	$4,000,000	$573,270	$—	$4,573,270	Provider of enterprise web analytics solutions
LogicLibrary, Inc.	3,408,450	50,000	—	3,458,450	Provider of software asset management solutions
Pilot Software Acquisition Corp.	4,750,000	1,250,000	—	6,000,000	Provider of software business analysis solutions

Information Services
Cenquest, Inc.	—	—	—	—	Intermediary provider of accredited degree programs

Life Sciences
Adeza Biomedical Corporation	3,000,000	—	3,563,632	6,563,632	Diagnostic products and services
Archemix Corporation	2,466,665	—	—	2,466,665	Developer of acid nucleic-based biotherapeutics and drug discovery tools
Genoptix, Inc.	2,780,588	277,089	—	3,057,677	Developer of the first laser-based platform for analyzing, sorting and manipulating living cells

Medical Technology
Tensys Medical, Inc.	6,425,000	—	—	6,425,000	Developer of non-invasive arterial blood pressure monitoring systems

Optical
LightConnect, Inc.	5,992,000	—	—	5,992,000	Designer of optical components
NanoOpto Corporation	1,655,118	500,000	—	2,155,118	Designer of integrated optical components
OpVista, Inc.	5,000,000	1,058,000	—	6,058,000	Developer of optical networking solutions

Semiconductor
Chips & Systems, Inc.	3,500,000	1,159,883	—	4,659,883	Leading provider of adaptable silicon platforms for consumer electronics, computing and wireless marke_
Monterey Design Systems, Inc.	600,000	—	—	600,000	Developer of advanced physical software solutions for the seminductor industry
NetLogic Microsystems, Inc.	1,706,922	(4,425,947)	2,719,025	—	Developer of network search engines for the communications industry
Silverback Systems, Inc.	4,748,948	666,667	—	5,415,615	Provider of silicon and software solutions that enable IP based storage area networks and data center sy____
Virtual Silicon Technology, Inc.	5,088,738	122,447	—	5,211,185	Supplier of semiconductor intellectual property and process technology to manufacturers and designer

Other
Ethertronics, Inc.	6,650,000	250,000	—	6,900,000	Developer of embedded mobile antennas
MIDAS Vision Systems, Inc.	—	—	—	—	Developer of automated optical inspection systems
Senomyx, Inc.	2,976,005	(3,660,665)	684,661	—	Developer of proprietary flavor and fragrance molecules

Total Direct Investments	64,748,434	(2,179,257)	6,967,318	69,536,495

LP Investments
Advanced Technology Ventures VII, L.P.	715,058	—	5,566	720,624	All Stages - IT, Life Sciences, Communications
Burrill Life Sciences Capital Fund	829,098	86,275	(12,700)	902,672	All Stages - Life Sciences
CHL Medical Partners II, L.P.	482,377	150,000	—	632,377	Early Stage - Medical Technology/Life Sciences
CMEA Ventures VI, L.P.	121,020	150,000	—	271,020	Early Stage - Life Sciences/Information Technology
Morgenthaler Partners VII, L.P.	1,076,400	300,000	56	1,376,456	All Stages - IT, Life Sciences, Communications
Prospect Venture Partners II, L.P.	1,325,462	157,673	(30,869)	1,452,266	All Stages - Life Sciences
Sevin Rosen Fund IX, L.P.	90,000	210,000	—	300,000	Early Stage - Information Technology
Tallwood II, L.P.	597,891	150,000	—	747,891	Early Stage - Information Technology
Valhalla Partners, L.P.	219,199	216,589	—	435,788	Early Stage - Information Technology

Total LP Investments	5,456,505	1,420,537	(37,946)	6,839,095
Total Investments	70,204,939	(758,720)	6,929,371	76,375,590

Cash & Equivalents	45,526,196	(3,667,227)	(697,062)	41,161,907
Other Net Assets/(Liabilities)	348,297	4,425,947	207,864	4,982,109
Total Net Assets	116,079,433		6,440,173	122,519,606

Units of Membership Interest Outstanding	295,210		295,210	295,210
Net Asset Value per Unit	$393.21		$21.82	$415.03

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